Exhibit 1.1

$50,000,000

Wheeler Real Estate Investment Trust, Inc.

9.00% Series B Convertible Preferred Stock, without par value per share

EQUITY DISTRIBUTION AGREEMENT

Dated: July 21, 2016

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EXHIBITS

Exhibit A	–	Form of Placement Notice

Exhibit B	–	Authorized Individuals for Placement Notices and Acceptances

Exhibit C	–	Compensation

Exhibit D-1	–	Form of Corporate Opinion of Haneberg Hurlbert PLC

Exhibit D-2	–	Form of Tax Opinion of Willams Mullen

Exhibit E-1	–	Officer’s Certificate of the Company

Exhibit E-2	–	Officer’s Certificate of the OP

Exhibit F	–	Issuer Free Writing Prospectus

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July 21, 2016

JonesTrading Institutional Services LLC

265 Franklin Street

18th Floor

Boston, MA 02110

Ladies and Gentlemen:

Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), and Wheeler REIT, L.P., a Virginia limited partnership (the “OP”), each confirms its agreement (this “Agreement”) with JonesTrading Institutional Services LLC, (“JonesTrading”), as follows:

SECTION 1. Description of Securities.

Each of the Company and the OP agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, the Company may issue and sell through JonesTrading, acting as agent and/or principal, shares of the Company’s 9.00% Series B convertible preferred stock, without par value per share (the “Preferred Stock”), having an aggregate sale price of up to $50,000,000 (the “Maximum Amount”). The foregoing shares being herein called the “Securities.” The Securities will be convertible into shares of common stock of the Company, $0.01 par value per share (generally, the “Common Stock,” and specifically as to the Common Stock issuable upon conversion of the Securities, the “Underlying Shares”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 regarding the number and aggregate sale price of the Securities issued and sold under this Agreement shall be the sole responsibility of the Company, and JonesTrading shall have no obligation in connection with such compliance. The issuance and sale of the Securities through JonesTrading will be effected pursuant to the Registration Statement (as defined below) that was filed by the Company and which initially became effective on July 19, 2016, although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue the Securities.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended (collectively with the rules and regulations thereunder, the “Securities Act”), with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-212426), including a base prospectus, relating to certain securities, including the Securities to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement specifically relating to the Securities (the “Prospectus Supplement”) to the base prospectus included as part of such shelf registration statement. The Company shall furnish to JonesTrading, for use by JonesTrading, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Securities. Except where the context otherwise requires, such shelf registration statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such shelf registration statement pursuant to Rule 430B under the Securities Act, is herein called the “Registration Statement,” provided that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the Securities Act relating to the Shares (a “Rule 462 Registration Statement”), then, after such filing, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

SECTION 2. Placements.

Each time that the Company wishes to issue and sell the Securities hereunder (each, a “Placement”), it will notify JonesTrading by email notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which it desires the Securities to be sold, which shall at a minimum include the number of Securities to be issued (the “Placement Securities”), the time period during which sales are requested to be made, any limitation on the number of Securities that may be sold in any one day and any minimum price per share below which sales may not be made (a “Placement Notice”), a form of which containing such minimum sales parameters necessary is attached hereto as Exhibit A. The Placement Notice shall originate from any of the individuals from the Company set forth on Exhibit B (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from JonesTrading set forth on Exhibit B, as such Exhibit B may be amended from time to time. If JonesTrading wishes to accept such proposed terms included in the Placement Notice (which it may decline to do so for any reason in its sole discretion) or, following discussion with the Company, wishes to accept amended terms, JonesTrading will, prior to 4:30 p.m. (New York City time) on the Business Day following the Business Day on which such Placement Notice is delivered to JonesTrading, issue to the Company a notice by email (or other method mutually agreed to in writing by the parties) addressed to all of the individuals from the Company and JonesTrading set forth on Exhibit B) setting forth the terms that JonesTrading is willing to accept. Where the terms provided in the Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company or JonesTrading until the Company delivers to JonesTrading an acceptance by email (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (the “Acceptance”), which email shall be addressed to all of the individuals from the Company and JonesTrading set forth on Exhibit B. The Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by the Company of JonesTrading’s acceptance of the terms of the Placement Notice or upon receipt by JonesTrading of the Company’s Acceptance, as the case may be, unless and until (i) the entire amount of the Placement Securities has been sold, (ii) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (iii) this Agreement has been terminated under the provisions of Section 12 or (iv) either party shall have suspended the sale of the Placement Securities in accordance with Section 4 below. The amount of any discount, commission or other compensation to be paid by the Company to JonesTrading, when JonesTrading is acting as agent, in connection with the sale of the Placement Securities shall be calculated in accordance with the terms set forth in Exhibit C. The amount of any commission, discount or other compensation to be paid by the Company to JonesTrading and the other terms and conditions, when JonesTrading is acting as principal, in connection with the sale of the Placement Securities shall be as separately agreed among the parties hereto at the time of any such sales. It is expressly acknowledged and agreed that neither the Company nor JonesTrading will have any obligation whatsoever with respect to a Placement or any Placement Securities unless and until the Company delivers a Placement Notice to JonesTrading and either (i) JonesTrading accepts the terms of such Placement Notice or (ii) where the terms of such Placement Notice are amended, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice (as amended by the corresponding Acceptance, if applicable), the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) will control.

SECTION 3. Sale of Placement Securities by JonesTrading.

Subject to the provisions of Section 6(a), JonesTrading, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Placement Securities up to the amount specified in, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). JonesTrading will provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Securities hereunder setting forth the number of Placement Securities sold on such day, the compensation payable by the Company to JonesTrading pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by JonesTrading (as set forth in Section 6(b)) from the gross proceeds that it receives from such sales. Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable), JonesTrading may sell Placement Securities by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act, including without limitation sales made directly on the Nasdaq Capital Market, on any other existing trading market for the Preferred Stock or to or through a market maker. Notwithstanding anything to the contrary herein, JonesTrading shall not sell shares of the Securities at a price higher than the Maximum Price. For the purposes hereof, “Maximum Price” means with respect to the Securities, $25.00 per share plus any accrued and unpaid dividends to, but excluding, the date of sale. For the purposes hereof, “Trading Day” means any day on which shares of Preferred Stock are purchased and sold on the principal market on which the Preferred Stock is listed or quoted.

SECTION 4. Suspension of Sales. The Company or JonesTrading may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Exhibit B, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Exhibit B), suspend any sale of Placement Securities under this Agreement; provided, however, that such suspension shall not affect or impair either party’s obligations with respect to Placement Securities sold hereunder prior to the receipt of such notice. Each of the parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals of the other party named on Exhibit B hereto, as such Exhibit may be amended from time to time.

SECTION 5. Representations and Warranties.

(a) Representations and Warranties by the Company and the OP. Each of the Company and the OP jointly and severally represents and warrants to JonesTrading as of the date hereof and as of each Representation Date (as defined below) on which a certificate is required to be delivered pursuant to Section 7(o) of this Agreement, as of the time of each sale of any Securities pursuant to this Agreement (the “Applicable Time”) and as of each Settlement Date (as defined below), and agrees with JonesTrading, as follows:

(1) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the Securities Act, and the offering and sale of the Securities as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission. No order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened or contemplated by the Commission or the securities authority of any jurisdiction. Any request on the part of the Commission for additional information has been complied with.

At the respective times the Original Registration Statement and any post-effective amendments thereto became effective, at each deemed effective date with respect to JonesTrading and the Securities pursuant to Rule 430B(f)(2) and at each Settlement Date, the Original Registration Statement and any amendments and supplements thereto complied, complies and will comply in all material respects with the requirements under the Securities Act, and did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, as of their respective dates, and at each Applicable Time and Settlement Date, as the case may be, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Any preliminary prospectus (including the base prospectus filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the Securities Act and any such preliminary prospectus and the Prospectus and any amendments or supplements thereto delivered or made available to JonesTrading for use in connection with the offering of any Securities was and will be, at the time of such delivery, identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

Each Issuer Free Writing Prospectus (as defined below), as of its issue date and as of the relevant Applicable Time and Settlement Date, or until any earlier date that the issuer notified or notifies JonesTrading as described in Section 7(d) hereof, did not, does not and will not (i) include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified or (ii) when taken together with the Prospectus, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in the preceding three paragraphs shall not apply to statements in or omissions from the Original Registration Statement, or any post-effective amendment thereto, or the Prospectus, made in reliance upon and in conformity with the Agent Content (as hereinafter defined).

As used herein, “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (“Rule 433”), relating to the Securities (including any identified on Exhibit F hereto) that (i) is required to be filed with the Commission by the Company, or (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

Each document incorporated by reference in the Registration Statement or the Prospectus heretofore filed, when it was filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act, and any further documents so filed and incorporated after the date of this Agreement will, when they are filed, conform in all material respects with the requirements of the Exchange Act.

(2) Eligibility. (i) At the effectiveness of the Original Registration Statement, (ii) at the earliest time after the effectiveness of the Original Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (iii) as of the execution of this Agreement (with such time of execution being used as the determination date for purposes of this clause (iii)), the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(3) No Reliance. The Company has not relied upon JonesTrading or legal counsel for JonesTrading for any legal, tax or accounting advice in connection with the offering of Securities.

(4) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has the requisite corporate power and authority to own, lease, and operate its properties and other assets and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property and other assets or the conduct of its business, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects (as described in the Prospectus) of the Company and the OP and the Subsidiaries (as defined below) considered as a whole (a “Material Adverse Effect”).

(5) Good Standing of the OP. The OP is validly existing as a limited partnership in good standing under the laws of the Commonwealth of Virginia, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify will not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. The Company is the sole general partner of the OP.

(6) Subsidiaries. Each subsidiary of the Company (each, a “Subsidiary,” and, collectively, the “Subsidiaries”), including, without limitation, the OP, has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and other assets and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property and other assets or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect. Except as otherwise disclosed in the Prospectus, all of the issued and outstanding capital stock or equity interests of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any material security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock or equity interests of any Subsidiary were issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

(7) Capitalization. The Company had, as of the dates indicated in the Prospectus, the duly authorized capitalization set forth therein after giving effect to the adjustments set forth thereunder; all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and have not been issued in violation of or subject to any preemptive right or other similar right of stockholders arising by operation of law, under the certificate or articles of incorporation, bylaws, certificate of limited partnership, agreement of limited partnership, certificate of formation, operating agreement or other organizational documents (“Charter Documents”), under any agreement to which the Company is a party or otherwise, except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or the OP convertible into or exchangeable for any capital stock of the Company or units of limited partnership of the OP (“OP Units”), respectively, (ii) warrants, rights or options to subscribe for or purchase from the Company or the OP any such capital stock or OP Units, respectively, or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or the OP to issue or sell any such capital stock or OP Units, respectively, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options, and except as disclosed in the Prospectus.

(8) OP Units. Except as disclosed in the Prospectus, no OP Units are reserved for any purpose. The terms of the OP Units conform in all material respects to statements and descriptions related thereto contained in the Prospectus.

(9) Units to be Issued. The Series B Preferred units of limited partnership of the OP (the “Series B Preferred Units”) to be issued by the OP to the Company in connection with the Company’s contribution of the proceeds from the sale of the Securities to the OP have been duly authorized for issuance by the OP to the Company and will be validly issued and fully paid. Such Series B Preferred Units will be exempt from registration or qualification under the Securities Act and applicable state securities laws. None of the Series B Preferred Units will be issued in violation of the preemptive or other similar rights of any securityholder of the OP.

(10) All Necessary Action. All necessary corporate or partnership action has been duly and validly taken by each of the Company and the OP to authorize the execution, delivery and performance of this Agreement and the issuance of the Securities by the Company.

(11) OP Agreement. The agreement of limited partnership of the OP, as amended through the date hereof (the “OP Agreement”), is duly and validly authorized, executed and delivered by the Company and is and will be a valid and binding agreement of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity, and except to the extent that the indemnification and contribution provisions thereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

(12) Authorization of Securities. The Securities have been duly authorized for issuance and sale and, when issued by the Company and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance, sale and delivery of the Securities by the Company is not subject to any preemptive right, co-sale right, registration right, resale right, right of first refusal or other similar rights arising by operation of law, under the Company Charter Documents or under any agreement to which the Company is a party or otherwise, except as otherwise disclosed in the Prospectus. The Amended and Restated Articles of Incorporation designating and classifying up to 5,000,000 shares of the Company’s preferred stock, without par value, as 9.00% Series B Convertible Redeemable Preferred Stock (the “Articles of Incorporation”) have been filed with the State Department of Assessment and Taxation of Maryland, comply with applicable legal requirements and are in full force and effect.

(13) Authorization of Underlying Shares. The Underlying Shares initially issuable upon conversion of the Securities have been duly authorized by the Company, and when issued upon conversion of the Securities in accordance with the terms of the Articles of Incorporation, will be validly issued, fully paid and non-assessable. The Company has duly and validly reserved the Underlying Shares for issuance. The Common Stock conforms to all statements relating thereto contained in the Registration Statement and the Prospectus and such description conforms to the rights set forth in the instruments defining the same; the certificates, if any, evidencing the Underlying Shares comply or, as of the date of conversion, will comply with all applicable legal requirements, with all applicable requirements of the Company’s charter and by-laws and with the requirements of the Nasdaq Capital Market. No holder of the Underlying Shares will be subject to personal liability by reason of being such a holder and the Underlying Shares will not be issued or sold in violation of or be subject to the preemptive or other similar rights of any securityholder of the Company.

(14) Authorization of Units. The OP Units have been duly authorized and validly issued and are fully paid.

(15) Ownership of OP Units. The Company owns OP Units representing an ownership interest in the OP in the percentage set forth in the Prospectus, and, except as disclosed in the Prospectus, the Company’s ownership interest in the OP is free and clear of any pledge, lien, encumbrance, security interest or other claim except for any pledge, lien, encumbrance, security interest or other claim that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(16) Intangibles. Each of the Company and the OP and each of the Subsidiaries owns or possesses legally enforceable rights to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its business. None of the Company, the OP or any Subsidiary has received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

(17) IT Systems. Each of the Company and the OP owns or has a valid right (contractual or otherwise) to access and use all computer systems, networks, hardware, software, databases, websites and equipment used to process, store, maintain and operate data, information and functions used in connection with its respective business described in the Prospectus (the “IT Systems”); and the IT Systems are adequate for, and operate and perform as required in connection with, the operation of the business of the Company and the OP as currently conducted, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(18) FCPA. None of the Company or the OP, or, to the knowledge of the Company, any officer, director, agent or employee purporting to act on behalf of the Company or the OP, has at any time, directly or indirectly, (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law (including the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company, (iv) violated any provision of the FCPA, or (v) made any other unlawful payment.

(19) No Other Claims. Except with respect to JonesTrading, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder’s, consulting or origination fee with respect to the introduction of the Company to JonesTrading or any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect JonesTrading’s compensation, as determined by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(20) No Payments. Except as disclosed in the Prospectus, neither of the Company nor the OP has made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that, to the Company’s knowledge, has any direct or indirect affiliation or association with any FINRA member within the 12-month period prior to the date of this Agreement.

(21) Absence of Violations and Defaults. None of the Company, the OP or any Subsidiary (i) is in violation of its Charter Documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever, upon, any property or assets of the Company and the OP or any Subsidiaries pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except in the case of clauses (ii) and (iii) above for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

(22) No Conflicts of Defaults. Neither the execution, delivery and performance of each of this Agreement by the Company and the OP nor the consummation of any of the transactions contemplated hereby will (i) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company and the OP or any of their Subsidiaries pursuant to the terms of: any indenture, mortgage, deed of trust or other agreement or instrument to which either of the Company and the OP or any of their Subsidiaries is a party or by which either of the Company and the OP or any of their Subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to either of the Company and the OP or any of their Subsidiaries, or (ii) violate any provision of the Charter Documents of either of the Company and the OP or any of the Subsidiaries, except (A) in the case of clause (i) above, for violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (B) for such consents or waivers which have already been obtained and are in full force and effect.

(23) Valid Agreement. This Agreement has been duly authorized, executed and delivered by each of the Company and the OP and is a legal, valid and binding agreement of each of the Company and the OP enforceable against each of them in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity, and except to the extent that the indemnification and contribution provisions of Section 10 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

(24) Absence of Registration Rights. Except as otherwise set forth in the Prospectus, no holder of any security of the Company has any right, which has not been waived or satisfied prior to the date hereof, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 180 days after the date of this Agreement.

(25) Absence of Proceedings. There are no legal or governmental proceedings pending to which either of the Company and the OP or any of their Subsidiaries is a party or of which any property of the Company and the OP or any of their Subsidiaries is the subject which, if determined adversely to it could individually or in the aggregate have a Material Adverse Effect or would reasonably be expected to inhibit the Company’s ability to effect the transactions contemplated hereby; and, to the knowledge of the Company and the OP, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(26) Description of Securities and Agreement. The Underlying Shares, the Securities, this Agreement and the transactions contemplated by this Agreement conform in all material respects to the descriptions thereof contained in the Prospectus, and such description of the Securities conforms to the rights set forth in the Articles of Incorporation.

(27) Absence of Further Requirements. (i) No consent, approval, authorization, filing with or order of any court or governmental agency or body (ii) no authorization, approval, vote or other consent of any holder of capital stock or other securities of the Company or any creditor of the Company and (iii) no waiver or consent under any Agreements and Instrument is required to be made or obtained by the Company, the Operating Partnership or the Subsidiaries in connection with the transactions contemplated by this Agreement, except such consents, approvals, authorizations, filings or orders (i) as have been obtained under the Securities Act, (ii) as may be required under the state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by Jones Trading in the manner contemplated herein and in the Prospectus or (iii) as have been disclosed in the Prospectus and obtained pursuant to any contractual arrangement to which the Company is a party.

(28) Permits. Each of the Company, the OP and the Subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. Each of the Company, the OP and the Subsidiaries have fulfilled and performed in all material respects all of their respective obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of such entity thereunder. Except as may be required under the Securities Act, state Blue Sky laws and the rules of FINRA, no other Permits are required to enter into, deliver and perform the obligations of the Company and the OP under this Agreement.

(29) Previously Provided Documents. The copies of all agreements, instruments and other documents (including governmental licenses, authorizations, permits, consents and approvals and all amendments or waivers relating to any of the foregoing) that have been previously made available to JonesTrading or their counsel are complete and genuine and include all material collateral and supplemental agreements thereto, if any.

(30) No Material Adverse Effect. Subsequent to the respective dates as of which information is given in the Prospectus: (i) there has not been, and there will not be, any event which would reasonably be expected to result in, a Material Adverse Effect; and (ii) none of the Company, the OP or any of their Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would reasonably be expected to materially affect the use or value of any of the Properties, as hereinafter defined. Except as disclosed in the Prospectus, since the date of the latest balance sheet included in the Prospectus, none of the Company, the OP or any of their Subsidiaries has (i) issued any securities or effected any change in the capital stock or equity securities as applicable or indebtedness of the Company or the OP, (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(31) Contracts and Financial Statements. Except as set forth in the Prospectus, the Company has timely filed all reports, schedules, forms, statements, documents, contracts and agreements required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (the “SEC Documents”). Each description of a contract, document or other agreement in the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, the

SEC Documents, when taken in their entirety with the Prospectus, shall not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the date upon which they were made and the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents (“Company Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect at the time of the filing. The Company Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), consistently applied. Each contract, document or other agreement described in the Prospectus or filed with the Commission, including, without limitation, this Agreement, is, or upon consummation of transactions contemplated hereby will be, in full force and effect and is valid and enforceable in all material respects by and against the Company and the OP or any of the Subsidiaries, as the case may be, in accordance with its terms, except (i) such contracts or other agreements that have terminated or expired in accordance with their terms as disclosed in the Prospectus, and (ii) as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to indemnification thereunder, except as rights may be limited by applicable law or policies underlying such law.

(32) Investment Company Act. The Company is not and, upon the issuance of the Securities as contemplated herein will not be, an “investment company”, or, to the knowledge of the Company, an entity controlled by an “investment company” (as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Company Act”).

(33) No Broker Dealer. None of the Company, the OP or any of the Subsidiaries (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or the rules and regulations thereunder, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article 1 of the bylaws of FINRA) any member firm of FINRA.

(34) Form of Certificates. The form of certificate used to evidence the Securities and the Underlying Shares, if any, complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company and the requirements of the Nasdaq Capital Market.

(35) Books and Records. The books, records and accounts of the Company and the OP and the Subsidiaries accurately and fairly reflect, in all material respects, the transactions in, and dispositions of, the assets of, and the results of operations of the Company and the OP and their Subsidiaries. The Company and the OP and their Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(36) Accounting Controls and Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), that (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the Company’s last fiscal year, and (iii) are effective in all material respects to perform the functions for which they are established; and based on the evaluation of the Company’s disclosure controls and procedures described above, the Company is not aware of (i) any material weakness in the design or operation of internal control over financial reporting which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no significant changes in internal control over financial reporting or in other factors that would significantly affect internal control over financial reporting.

(37) Financial Statements. The consolidated financial statements and schedules of each Property, as hereinafter defined, including the notes thereto, included in the Prospectus present fairly in all material respects the consolidated financial position of the entity to which they relate as of the dates indicated and the consolidated results of operations and changes in financial position for the periods specified. The financial statements of each Property have been prepared in conformity with GAAP and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission. Except as disclosed in the Prospectus, there are no material weaknesses or significant deficiencies in the Company’s internal controls over financial reporting and there has been no material change in the Company’s internal controls over financial reporting since the respective dates of the information given in the Prospectus.

(38) Insurance. The Company and the OP and the Subsidiaries carry, or are entitled to the benefits of, insurance with financially sound and reputable insurers of recognized financial responsibilities, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. Neither the Company nor the OP has any reason to believe that it or any of the Subsidiaries will not be able to (i) renew, if desired, its existing insurance coverage as and when such policies expire or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and not at a cost that is materially more significant. None of the Company, the OP or any of the Subsidiaries has been denied any insurance coverage that it has sought or for which it has applied. The Company and the OP, directly or indirectly, have obtained title insurance on the fee or leasehold interests, as the case may be, in each of the Properties, in an amount equal to no less than eighty percent (80%) of the purchase price of each such Property.

(39) GAAP. The financial statements of the Company (including all notes and schedules thereto) included in the Prospectus present fairly the financial position of it, the OP and the Subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of, or such other permitted financial statements for the periods specified and related schedules and notes thereto and the unaudited financial information filed with the Commission have been prepared in conformity with GAAP, consistently applied throughout the periods involved. The pro forma financial statements and the related notes thereto included in the Prospectus present fairly the information shown therein, have been prepared in all material respects in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and subject to such rules and guidelines, the Company believes the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act, and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(40) No Prohibited Activities. Except as described in the Prospectus and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, Cherry Bekaert LLP has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(41) Independent Accountants. Cherry Bekaert LLP, who certified certain financial statements of the Company incorporated by reference into the Prospectus and whose report with respect thereto is included in the Prospectus, are independent registered public accountants with respect to the Company within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States) (the “PCAOB”) as required by the Securities Act.

(42) Money Laundering Laws. None of the Company, the OP, or, to the Company’s knowledge, any officer, director, employee or agent of the Company or the OP has made any payment of funds of the Company or the OP or received or retained any funds in violation of any law, rule or regulation, including, without limitation, the “know your customer” and anti-money laundering laws of any jurisdiction (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the OP with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(43) Loans. Except as disclosed in the Prospectus, there are no material outstanding loans, advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any officers and or directors of the Subsidiaries or any of the members of the immediate families of any such officers or directors.

(44) OFAC. None of the Company, the OP, or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or the OP, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(45) Tax Returns. Except where such failure to file or pay an assessment or lien would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or where such matters are the result of a pending bona fide dispute with taxing authorities, (i) the Company and the OP and the Subsidiaries have duly prepared and timely filed any and all federal, state, foreign and other tax returns that are required to be filed by them, if any (and all such returns are true, correct and complete), and have paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which any of them is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return); (ii) no deficiency assessment with respect to a proposed adjustment of the Company’s, the OP’s or any Subsidiary’s federal, state, local or foreign taxes is pending or, to the Company’s knowledge, threatened; (iii) since the date of the most recent audited financial statements, none of the Company, the OP, or the Subsidiaries has incurred any liability for taxes other than in the ordinary course of its business; and (iv) there is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company, the OP or any Subsidiaries.

(46) Tax Withholding. Each of the Company, the OP and the Subsidiaries has complied in all material respects with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to the payment and withholding of taxes, including, without limitation, the withholding and reporting requirements under

Sections 1441 through 1446, 1471 through 1474, 3401 through 3406, and 6041 and 6049 of the Code, as well as similar provisions under any other laws, and has, within the time and in the manner prescribed by law, withheld and paid over to the proper governmental authorities all material amounts required in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

(47) Tax Classification. Throughout the period from its formation through the date hereof and as of each Applicable Time and each Settlement Date, each of the OP and any other Subsidiary that is a partnership or a limited liability company (for federal income tax purposes) has been properly classified either as a partnership or as an entity disregarded as separate from the Company for federal income tax purposes and is not a “publicly traded partnership” within the meaning of Section 7704(b) of the Code that is treated as an association taxable as a corporation for federal income tax purposes.

(48) Permitted Free Writing Prospectus. None of the Company, the OP or the Subsidiaries (including any predecessor entities) has distributed, or prior to the completion of the distribution of the Securities, will distribute, any offering material in connection with the offering or sale of the Securities other than the Registration Statement and the Prospectus and any other written materials consented to by JonesTrading pursuant to Section 18 hereof).

(49) No Prohibition on Dividends by Subsidiaries. Except as disclosed in the Registration Statement and the Prospectus, none of the OP or the Subsidiaries are currently prohibited, directly or indirectly, from paying any distributions to the Company to the extent permitted by applicable law, from making any other distribution on the OP’s partnership interests, or from repaying to the Company any loans or advances made by the Company to the OP or any such Subsidiary.

(50) Environmental Laws. Except as described in the Prospectus or as would not in the aggregate reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) neither the Company nor the OP is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) each of the Company and the OP has all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Laws against the Company or the OP, and (iv) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or the OP relating to Hazardous Materials or any Environmental Laws.

(51) ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to or by the Company or any of its subsidiaries or the OP for employees or former employees of the Company or any of its subsidiaries or the OP is in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Code; and no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, exists or has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, and transactions which, individually or in the aggregate, would not have a Material Adverse Effect, and no such plan is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA.

(52) No Plan Assets. The assets of the Company, the OP and the Subsidiaries do not constitute “plan assets” of an ERISA regulated employee benefit plan.

(53) Compliance with the Sarbanes Oxley Act. The Company and the Subsidiaries and, to the knowledge of the Company, the officers and directors of the Company and the Subsidiaries, in their capacities as such are in compliance in all material respects with the provisions of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(54) Absence of Manipulation. None of the Company, the OP, the Subsidiaries or, to the knowledge of the Company and the OP, their respective officers, directors, members or controlling persons has taken, or will take, directly or indirectly, any action designed to or that might reasonably be expected to result in a violation of Regulation M under the Exchange Act or cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities.

(55) Absence of Labor Dispute. None of the Company, the OP or any of the Subsidiaries is involved in any labor dispute or, to the knowledge of the Company and the OP, is any such dispute threatened, which dispute would reasonably be expected to result in a Material Adverse Effect. Neither the Company nor the OP is aware of any existing or imminent labor disturbance by its employees of any of its Subsidiaries, principal suppliers or contractors which would reasonably be expected to result in a Material Adverse Effect. Neither the Company nor the OP is aware of any threatened or pending litigation between either of the Company and the OP or any of the Subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company and the OP or their Subsidiaries, as the case may be.

(56) Possession of Intellectual Property. The Company, the OP and the Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) reasonably necessary for the conduct of the business of the Company and the OP as now conducted or as proposed in the Registration Statement and the Prospectus to be conducted. Except as set forth in the Registration Statement and the Prospectus, (i) to the knowledge of the Company, there are no material rights of third parties to any such Intellectual Property, (ii) to the knowledge of the Company, there is no material infringement by third parties of any such Intellectual Property, (iii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company and the OP in or to any such Intellectual Property, that would result, individually or in the aggregate, in a Material Adverse Effect, and the Company and the OP are unaware of any facts which would form a reasonable basis for any such claim, (iv) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, that would result, individually or in the aggregate, in a Material Adverse Effect, and the Company and the OP are unaware of any facts which would form a reasonable basis for any such claim and (v) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company and the OP infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others, that would result, individually or in the aggregate, in a Material Adverse Effect, and the Company and the OP are unaware of any other fact which would form a reasonable basis for any such claim.

(57) Statistical or Market Related Data. The statistical and market related data included in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate. The Company had a reasonable basis for, and made in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Prospectus.

(58) Related Party Transactions. No transaction has occurred between or among either of the Company and the OP, the Subsidiaries and any of their officers or directors, or five percent stockholders or any affiliate or affiliates of any such officer or director or five percent stockholders that is required to be described in and is not described in the Prospectus.

(59) Relationships. No relationship, direct or indirect, exists between or among the Company or the OP, on the one hand, and the directors, officers or stockholders, of the Company or the OP, on the other hand, which would be required by the Securities Act to be described in a registration statement filed by the Company under the Securities Act, which is not so described in the Prospectus.

(60) Proprietary Trading by JonesTrading. The Company acknowledges and agrees that JonesTrading has informed the Company that JonesTrading may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell Securities for its own account while this Agreement is in effect, and shall be under no obligation to purchase Securities on a principal basis pursuant to this Agreement, except as otherwise agreed by JonesTrading in the Placement Notice (as amended by the corresponding Acceptance, if applicable); provided, that no such purchase or sales shall take place while a Placement Notice is in effect (except (i) as agreed by JonesTrading in the Placement Notice (as amended by the corresponding Acceptance, if applicable) or (ii) to the extent JonesTrading may engage in sales of Placement Securities purchased or deemed purchased from the Company as a “riskless principal” or in a similar capacity).

(61) Accuracy of Descriptions. The statements in the Prospectus insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

(62) REIT Status. Commencing with its taxable year ended December 31, 2012, the Company has qualified as a real estate investment trust (a “REIT”) under the Code, and the Company’s organization and current and proposed manner of operation as described in the Prospectus will enable the Company to qualify for taxation as a REIT under the Code for its taxable year ending December 31, 2016 and thereafter; no actions have been taken (or not taken which are required to be taken) by the Company that could be expected to cause the Company to fail to qualify as a REIT; all statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation set forth in the Prospectus are accurate and fair summaries of the legal or tax matters described therein in all material respects; and since its inception, the OP has been and will be treated as a partnership and not as an association taxable as a corporation for U.S. federal income purposes.

(63) Transfer Taxes. Other than as will be paid in full by the Company upon the issuance of the Securities, there are no transfer taxes or other similar fees or charges under federal law required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or the commencement of the offering of Securities.

(64) Distributions. Except as described in the Prospectus, the OP and the Subsidiaries are not currently prohibited, directly or indirectly, from paying any distributions to the Company or the OP to the extent permitted by applicable law, from making any other distribution on the OP’s partnership interest, or from repaying the Company or the OP for any loans or advances made by the Company to the OP or the OP to the Subsidiaries, respectively.

(65) Title to Property. (i) The OP or a Subsidiary thereof has good and marketable title (fee or, in the case of ground leases and as disclosed (as defined herein) in the Prospectus, leasehold) to each Property (as defined herein), free and clear of all mortgages, pledges, liens, claims, security interests, restrictions or encumbrances of any kind, except such as (A) are described in the Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such Property and do not materially interfere with the use made and proposed to be made of such property by the Company and the OP or any of their Subsidiaries; (ii) none of the Company, the OP or any of the Subsidiaries owns any real property other than the properties described in the Prospectus; (iii) each of the ground leases and subleases of real property, if any, material to the business of the Company and the OP and the Subsidiaries, and under which the Company and the OP or any of their Subsidiaries holds properties described in the Prospectus, is in full force and effect, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property by either of the Company and the OP or any of their Subsidiaries, and none of the Company, the OP or any of their Subsidiaries has any notice of any material claim of any sort that has been asserted by any ground lessor or sublessor under a ground lease or sublease threatening the rights of the Company and the OP or any of their Subsidiaries to the continued possession of the leased or subleased premises under any such ground lease or sublease; (iv) all liens, charges, encumbrances, claims or restrictions on any property owned by one of the Subsidiaries (each, a “Property,” and together, the “Properties”) the assets of the Company or the OP or any of their Subsidiaries that are required to be disclosed in the Prospectus are disclosed therein; (v) no tenant under any of the leases at the Properties has a right of first refusal to purchase the premises demised under such lease; (vi) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the Prospectus, and except for such failures to comply that would not, singly or in the aggregate, reasonably be expected to materially affect the use or value of any of the Properties; (vii) except if and to the extent disclosed in the Prospectus, neither the Company nor the OP has knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will materially affect the use or value of any of the Properties; and (viii) the mortgages and deeds of trust that encumber the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than other Properties.

(66) Leases. All of the leases and subleases material to the business of the Company and the OP and the Subsidiaries, taken as a whole, and under which the Company, the OP or any Subsidiaries hold Properties described in the Prospectus, are in full force and effect, with such exceptions as are not material, and none of the Company, the OP or any Subsidiary has received any notice and each is otherwise unaware of any material claim of any sort that has been asserted by anyone adverse to the rights of any of the Company and the OP and the Subsidiaries under any of such leases or subleases, or affecting or questioning the rights of any of the Company and the OP and the Subsidiaries to the continued possession of the leases or subleased premises under any such lease or sublease. Except where the failure to comply would not individually or in the aggregate reasonably be expected to materially affect the value of the Properties or interfere in any material respect with the use made and proposed to be made of the Properties by the Company, the OP and the Subsidiaries no tenant under any of the leases at the Properties has a right of first refusal to purchase the premises demised under such lease (except as otherwise described in the Prospectus).

(67) Utilities. To the knowledge of the Company and the OP, water, stormwater, sanitary sewer, electricity and telephone service are all available at the property lines of each Property over duly dedicated streets or perpetual easements of record benefiting the applicable Property.

(68) Listing. Both the Securities and the Underlying Shares have been registered under Section 12(b) of the Exchange Act and the Company will provide JonesTrading with evidence of the approval of the Securities for listing on the Nasdaq Capital Market, and upon such notice, the Securities will be approved for listing on the Nasdaq Capital Market, subject to official notice of issuance.

(69) PATRIOT Act. To the knowledge of the Company and the OP, the transactions contemplated hereby will not violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, the Company is not (a) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) a person who engages in any dealings or transactions, or be otherwise associated, with any such person. To the best knowledge of the Company, the Company is in compliance, in all material respects, with the USA PATRIOT Act of 2001 (signed into law October 26, 2001), as modified and further implemented by the USA FREEDOM Act.

(b) Certificates. Any certificate signed by any officer of the Company or the OP and delivered to JonesTrading or to counsel for JonesTrading in connection with the offering of Securities as contemplated by this Agreement shall be deemed a representation and warranty by the Company and the OP, as the case may be, to JonesTrading as to the matters covered thereby.

SECTION 6. Sale and Delivery to JonesTrading; Settlement.

(a) Sale of Placement Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon JonesTrading’s acceptance of the terms of a Placement Notice or upon receipt by JonesTrading of an Acceptance, as the case may be, and unless the sale of the Placement Securities described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, JonesTrading, for the period specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable), will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities in negotiated transactions or transactions that are deemed to be “at the market” offerings up to the amount specified in, and otherwise in accordance with the terms of, such Placement Notice (as amended by the corresponding Acceptance, if applicable). Each of the Company and the OP acknowledges and agrees that (i) there can be no assurance that JonesTrading will be successful in selling Placement Securities, (ii) JonesTrading will incur no liability or obligation to the Company, the OP or any other person or entity if it does not sell Placement Securities for any reason other than a failure by JonesTrading to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities as required under this Section 6 and (iii) JonesTrading shall be under no obligation to purchase Securities on a principal basis pursuant to this Agreement, except as otherwise agreed by JonesTrading in the Placement Notice (as amended by the corresponding Acceptance, if applicable).

(b) Settlement of Placement Securities. Unless otherwise specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable), settlement for sales of Placement Securities will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Securities sold (the “Net Proceeds”) will be equal to the aggregate offering price received by JonesTrading at which such Placement Securities were sold, after deduction for (i) JonesTrading’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, (ii) any other amounts due and payable by the Company to JonesTrading hereunder pursuant to Section 8(a) hereof, and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(c) Delivery of Placement Securities. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Securities being sold by crediting JonesTrading’s or its designee’s account (provided JonesTrading shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit/Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, JonesTrading will deliver the related Net Proceeds in same day funds to an account designated by the Company prior to the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Securities on a Settlement Date in accordance with the terms of this Agreement, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 10(a) and Section 10(d) hereto, it will (i) hold JonesTrading harmless against any Loss (as hereinafter defined) (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (ii) pay to JonesTrading any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(d) Denominations; Registration. The Securities shall be in such denominations and registered in such names as JonesTrading may request in writing at least one business day before the Settlement Date. The Company shall deliver the Securities, if any, through the facilities of The Depository Trust Company unless JonesTrading shall otherwise instruct.

(e) Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Securities, if after giving effect to the sale of such Securities, the aggregate offering price of the Securities sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Securities under this Agreement, the Maximum Amount, (B) the amount available for offer and sale under the currently effective Registration Statement, and (C) the amount authorized from time to time to be issued and sold under this Agreement by the Company and notified to JonesTrading in writing. Under no circumstances shall the Company cause or request the offer or sale of any Securities pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company and notified to JonesTrading in writing. Further, under no circumstances shall the aggregate offering price of Securities sold pursuant to this Agreement, including any separate underwriting or similar agreement covering principal transactions described in Section 1 of this Agreement, exceed the Maximum Amount.

(f) Certain Blackout Periods. Notwithstanding any other provision of this Agreement, the Company and JonesTrading agree that no sales of Placement Securities shall take place, and the Company shall not request the sale of any Placement Securities that would be sold, and the Agent shall not be obligated to sell, (i) during any period in which the Company is in possession of material non-public information; provided that, unless otherwise agreed between the Company and JonesTrading, for purposes of this clause (i), such period shall be deemed to end on the date on which the Company’s next subsequent Annual Report on Form 10–K or Quarterly Report on Form 10–Q, as the case may be, is filed with the Commission or (ii) during any other period in which the Company is in possession of material non-public information or (iii) except as provided in Section 6(g) below, at any time from and including the date (each, an “Announcement Date”) on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files (a “Filing Time”) a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement.

(g) Filing of Earnings 8-K. If the Company wishes to offer, sell or deliver Securities at any time during the period from and including an Announcement Date through and including the time that is 24 hours after the corresponding Filing Time, the Company shall (i) prepare and deliver to JonesTrading (with a copy to its counsel) a Current Report on Form 8-K, which shall include substantially the same financial and related information as was set forth in the relevant Earnings Announcement (other than any earnings projections, similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to JonesTrading, (ii) provide JonesTrading with the officers’ certificate, opinions/letters of counsel and accountant’s letter called for by Sections 7(o), (p), (q) and (r) hereof; respectively, (iii) afford JonesTrading the opportunity to conduct a due diligence review in accordance with Section 7(m) hereof and (iv) file such Earnings 8-K with the Commission, then the provisions of clause (iii) of Section 6(f) shall not be applicable for the period from and after the time at which the foregoing conditions shall have been satisfied (or, if later, the time that is 24 hours after the time that the relevant Earnings Announcement was first publicly released) through and including the time that is 24 hours after the Filing Time of the relevant Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate, opinions/letters of counsel and accountant’s letter pursuant to this Section 6(g) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, opinions/letters of counsel and accountants’ letters as provided in Section 7 hereof and (B) this Section 6(g) shall in no way affect or limit the operation of the provisions of clauses (i) and (ii) of Section 6(f), which shall have independent application.

SECTION 7. Covenants of the Company and the OP. Each of the Company and the OP covenants with JonesTrading as follows:

(a) Registration Statement Amendments. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Securities is required to be delivered by JonesTrading under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), (i) the Company will notify JonesTrading promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any comment letter from the Commission or any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; provided, however, if any such supplement to the Prospectus does not relate to the Placement Securities and no Placement Notice is pending, the Company may satisfy this Section 7(a)(i) by notifying JonesTrading, of such supplement to the Prospectus no later than the close of business on the date of first use of such supplement; (ii) the Company will prepare and file with the Commission, promptly upon JonesTrading’s request, any amendments or supplements to the Registration Statement or Prospectus that, in JonesTrading’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Securities by JonesTrading (provided, however, that the failure of JonesTrading to make such request shall not relieve the Company of any obligation or liability hereunder, or affect JonesTrading’s right to rely on the representations and warranties made by the Company in this Agreement); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, relating to the Placement Securities or a security convertible into the Placement Securities unless a copy thereof has been submitted to JonesTrading within a reasonable period of time before the filing and JonesTrading has not reasonably objected thereto (provided, however, that the failure of JonesTrading to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect JonesTrading’s right to rely on the representations and warranties made by the Company in this Agreement) and the Company will furnish to JonesTrading at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) under the Securities Act (without reliance on Rule 424(b)(8) under the Securities Act).

(b) Notice of Commission Stop Orders. The Company will advise JonesTrading, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any other order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Placement Securities for offering or sale in any jurisdiction or of the loss or suspension of any exemption from any such qualification, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement or if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Company will make every reasonable effort to prevent the issuance of any stop order, the suspension of any qualification of the Securities for offering or sale and any loss or suspension of any exemption from any such qualification, and if any such stop order is issued or any such suspension or loss occurs, to obtain the lifting thereof as soon as reasonably practicable.

(c) Delivery of Registration Statement and Prospectus. The Company will furnish to JonesTrading and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated or deemed to be incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus, and any Issuer Free Writing Prospectuses that are filed with the Commission during any period in which a Prospectus relating to the Placement Securities is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities and at such locations as JonesTrading may from time to time reasonably request; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to JonesTrading to the extent such document is available on EDGAR. The copies of the Registration Statement and the Prospectus and any supplements or amendments thereto furnished to JonesTrading will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Continued Compliance with Securities Laws. If at any time when a Prospectus is required by the Securities Act or the Exchange Act to be delivered in connection with a pending sale of the Placement Securities (including, without limitation, pursuant to Rule 172 under the Securities Act), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for JonesTrading or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act, the Company will promptly notify JonesTrading to suspend the offering of Placement Securities during such period and the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to JonesTrading such number of copies of such amendment or supplement as JonesTrading may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus and prior to the closing there occurs an event or development as a result of which such Issuer Free Writing

Prospectus conflicts with the information contained in the Registration Statement or the Prospectus or includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, the Company will promptly notify JonesTrading to suspend the offering of Placement Securities during such period and the Company will, subject to Section 7(a) hereof, promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e) Blue Sky and Other Qualifications. The Company will use its best efforts, in cooperation with JonesTrading, to qualify the Placement Securities for offering and sale, or to obtain an exemption for the Securities to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as JonesTrading may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Placement Securities (but in no event for less than one year from the date of this Agreement); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Placement Securities have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Placement Securities.

(f) Rule 158. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to JonesTrading the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(g) Use of Proceeds. The Company will apply the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(h) Listing. During any period in which the Prospectus relating to the Placement Securities is required to be delivered by JonesTrading under the Securities Act with respect to a pending sale of the Placement Securities (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the Placement Securities to be listed on the Nasdaq Capital Market.

(i) Filings with the Nasdaq Capital Market. The Company will timely file with NASDAQ all material documents and notices required by the Nasdaq Capital Market of companies that have or will issue securities that are traded on the Nasdaq Capital Market.

(j) Reporting Requirements. The Company, during any period when the Prospectus is required to be delivered under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

(k) Notice of Other Sales. During each period commencing on the date of each Placement Notice and ending after the close of business on the Settlement Date for the related transaction, the Company will not, without (i) giving JonesTrading at least three (3) business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (ii) directing JonesTrading to suspend activity under this Agreement for such period of time as requested by the Company, (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or lend or otherwise transfer or dispose of, directly or indirectly, any Preferred Stock or securities convertible into or exchangeable or exercisable for Preferred Stock, (B) enter into any swap or other agreement or any transaction that transfers in whole or in part, directly or indirectly, any of the economic consequence of ownership of the Preferred Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Preferred Stock, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Preferred Stock or such other securities, in cash or otherwise or (C) file any registration statement under the Securities Act with respect to any of the foregoing (other than a shelf registration statement under Rule 415 under the Securities Act, a registration statement on Form S-8 or Form S-4 or a post-effective amendment to the Registration Statement). The foregoing sentence shall not apply to the Preferred Stock to be offered and sold through JonesTrading pursuant to this Agreement.

(l) Change of Circumstances. The Company will, at any time during a fiscal quarter in which the Company intends to tender a Placement Notice or sell Placement Securities, advise JonesTrading promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided to JonesTrading pursuant to this Agreement.

(m) Due Diligence Cooperation. The Company will cooperate with any reasonable due diligence review conducted by JonesTrading or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior officers, during regular business hours and at the Company’s principal offices, as JonesTrading may reasonably request after consultation with the Company.

(n) Disclosure of Sales. The Company will disclose in its quarterly reports on Form 10-Q, in its annual report on Form 10-K and/or in a Current Report on Form 8-K, the number of Placement Securities sold through JonesTrading pursuant to this Agreement and the net proceeds received by the Company with respect to such sales of Preferred Stock pursuant to this Agreement, together with any other information that the Company reasonably believes is required to comply with the Securities Act and Exchange Act.

(o) Representation Dates; Certificates. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement and:

(1) each time the Company:

(i) files the Prospectus relating to the Securities or amends or supplements the Registration Statement or the Prospectus relating to the Placement Securities by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Placement Securities;

(ii) files an Annual Report on Form 10-K under the Exchange Act;

(iii) files a Quarterly Report on Form 10-Q under the Exchange Act; or

(iv) files an Earnings 8-K or a report on Form 8-K containing amended financial information (other than an Earnings Announcement, to “furnish” information pursuant to Item 2.02 or 7.01 of Form 8-K under the Exchange Act); and

(2) at any other time reasonably requested by JonesTrading (each such date of filing of one or more of the documents referred to in clauses (1)(i) through (iv) and any time of request pursuant to this Section 7(o) shall be a “Representation Date”), the Company shall furnish JonesTrading with two certificates, in the forms attached hereto as Exhibit E-1 and Exhibit E-2 as soon as practicable and in no event later than three (3) Trading Days after any Representation Date. The requirement to provide two certificate under this Section 7(o) shall be waived for any Representation Date occurring at a time at which no Placement Notice (as amended by the corresponding Acceptance, if applicable) is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Securities following a Representation Date when the Company relied on such waiver and did not provide JonesTrading with a certificate under this Section 7(o), then before the Company delivers the Placement Notice or JonesTrading sells any Placement Securities, the Company shall provide JonesTrading with two certificates, in the forms attached hereto as Exhibit E-1 and Exhibit E-2, each dated the date of the Placement Notice.

(p) Company Counsel Legal Opinion. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement, within three (3) Trading Days after each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause to be furnished to JonesTrading the written opinion of Haneberg Hurlbert PLC (“Company Counsel”) and Williams Mullen, in form and substance reasonably satisfactory to JonesTrading and its counsel, dated the date that the opinion is required to be delivered, substantially similar to the forms attached hereto as Exhibit D-1 and Exhibit D-2, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions for subsequent Representation Dates, any such counsel may furnish JonesTrading with a letter (a “Reliance Letter”) to the effect that JonesTrading may rely on a prior opinion delivered under this Section 7(p) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(q) Comfort Letter. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement, within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, excluding any Representation Date referred to in Section 7(o)((1)(iii), the Company shall cause its independent accountants (and any other independent accountants whose report is included in the Registration Statement or the Prospectus) to furnish JonesTrading letters (the “Comfort Letters”), dated the date the Comfort Letters are delivered, in form and substance satisfactory to JonesTrading, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(r) Market Activities. Neither the Company nor the OP will, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) sell, bid for, or purchase the Securities to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Securities to be issued and sold pursuant to this Agreement other than JonesTrading; provided, however, that the Company may bid for and purchase its Preferred Stock in accordance with Rule 10b-18 under the Exchange Act.

(s) Insurance. The Company, the OP and the Subsidiaries shall use its commercially reasonable efforts to maintain, or cause to be maintained, insurance by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which each is or will be engaged.

(t) Compliance with Laws. The Company and each of its Subsidiaries shall maintain, or cause to be maintained, all material environmental permits, licenses and other authorizations required by federal, state and local law in order to conduct their businesses as described in the Prospectus, and the Company and each of its subsidiaries shall conduct their businesses, or cause their businesses to be conducted, in substantial compliance with such permits, licenses and authorizations and with applicable environmental laws, except where the failure to maintain or be in compliance with such permits, licenses and authorizations would not reasonably be expected to have a Material Adverse Effect.

(u) Investment Company Act. Each of the Company and the OP will conduct its affairs in such a manner so as to reasonably ensure that neither the Company nor the OP will be or become, at any time prior to the termination of this Agreement, required to register as an “investment company,” as such term is defined in the Investment Company Act, assuming no change in the Commission’s current interpretation as to entities that are not considered an investment company.

(v) Securities Act and Exchange Act. The Company will use its best efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Securities as contemplated by the provisions hereof and the Prospectus.

(w) No Offer to Sell. Other than a free writing prospectus (as defined in Rule 405) approved in advance in writing by the Company and JonesTrading in its capacity as principal or agent hereunder, the Company (including its agents and representatives, other than JonesTrading in its capacity as such) will not, directly or indirectly, make, use, prepare, authorize, approve or refer to any free writing prospectus relating to the Securities to be sold by JonesTrading as principal or agent hereunder.

(x) Sarbanes-Oxley Act. The Company and its subsidiaries will use their best efforts to comply in all material respects with all effective applicable provisions of the Sarbanes-Oxley Act.

(y) Regulation M. If the Company has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Preferred Stock, it shall promptly notify JonesTrading and sales of the Placement Securities under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

(z) REIT Treatment. The Company will use its best efforts to enable the Company to continue to meet the requirements for qualification and taxation as a “real estate investment trust” under the Code for each of its taxable years for so long as the Board of Directors deems it in the best interests of the Company and its shareholders to remain so qualified.

SECTION 8. Payment of Expenses.

(a) Expenses. The Company agrees to pay the costs, expenses and fees relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Prospectus, any Permitted Free Writing Prospectus and all amendments or supplements to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Placement Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Placement Securities to JonesTrading, including any stamp or transfer taxes in connection with the original issuance and sale of the Placement Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum or any supplement thereto and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Placement Securities; (v) the registration of the Placement Securities under the Exchange Act and the listing of the Placement Securities on the Nasdaq

Capital Market; (vi) any registration or qualification of the Placement Securities for offer and sale under the securities or blue sky laws of the jurisdictions referenced in Section 7(e) hereof (including filing fees and the reasonable fees and expenses of counsel for JonesTrading relating to such registration and qualification, up to $10,000 in the aggregate); (vii) any filings required to be made with the Financial Industry Regulatory Authority, Inc. (“FINRA”) (including filing fees and the reasonable fees and expenses of counsel for JonesTrading relating to such filings, up to $10,000 in the aggregate); (viii) the fees and expenses of the Company’s accountants, legal counsel (including local and special counsel) and transfer agent and registrar; (ix) any travel expenses of the officers and employees of the Company and the OP and any other expenses of the Company and the OP in connection with attending or hosting meetings with prospective purchasers of the Placement Securities; (x) all other costs and expenses incident to the performance by the Company and the OP of each of its obligations hereunder; and (xi) the Company shall reimburse JonesTrading for all of its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel incurred by JonesTrading in connection with the transactions contemplated by this Agreement (the “Expenses”); provided, however, that in such event, the Company shall not be required to reimburse JonesTrading for the Expenses in excess of $60,000. The Company shall have no other expense reimbursement obligation to JonesTrading, except as set forth in this Section 8 or as contemplated by Section 10 of this Agreement.

(b) Termination of Agreement. If this Agreement is terminated by JonesTrading in accordance with the provisions of Section 9 or Section 12(a)(i) (solely with respect to trading of the Company’s Preferred Stock) or (iv) hereof, the Company shall reimburse JonesTrading for its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for JonesTrading.

SECTION 9. Conditions of JonesTrading’s Obligations. The obligations of JonesTrading hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties of the Company and the OP contained in this Agreement or in certificates of any officer of the Company, the OP or any Subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement; Payment of Filing Fee. The Registration Statement shall have become effective and shall be available for (i) all sales of Placement Securities issued pursuant to all prior Placement Notices (each as amended by a corresponding Acceptance, if applicable) and (ii) the sale of all Placement Securities contemplated to be issued by any Placement Notice (each as amended by a corresponding Acceptance if applicable).

(b) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company, the OP or any of the Subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any material statement made in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus and any Issuer Free Writing Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) No Misstatement or Material Omission. JonesTrading shall not have advised the Company that the Registration Statement or Prospectus, or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in JonesTrading’s reasonable opinion is material, or omits to state a fact that in JonesTrading’s opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(d) Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any Material Adverse Effect.

(e) Opinion of Counsel for Company. JonesTrading shall have received the favorable opinion of Company Counsel, required to be delivered pursuant to Section 7(p) on or before the date on which such delivery of such opinion is required pursuant to Section 7(p).

(f) Representation Certificate. JonesTrading shall have received the certificate required to be delivered pursuant to Section 7(o) on or before the date on which delivery of such certificate is required pursuant to Section 7(o).

(g) Accountant’s Comfort Letter. JonesTrading shall have received the Comfort Letter required to be delivered pursuant Section 7(q) on or before the date on which such delivery of such Comfort Letter is required pursuant to Section 7(q).

(h) Approval for Listing. The Placement Securities shall either have been (i) approved for listing on the Nasdaq Capital Market, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Securities on the Nasdaq Capital Market at, or prior to, the issuance of any Placement Notice.

(i) No Suspension. Trading in the Preferred Stock shall not have been suspended on the Nasdaq Capital Market.

(j) Additional Documents. On each date on which the Company is required to deliver a certificate pursuant to Section 7(o), counsel for JonesTrading shall have been furnished with such documents and opinions as they may reasonably request for the purpose of enabling them to deliver the opinion herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement.

(k) Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424 under the Securities Act.

(l) Termination of Agreement. If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by JonesTrading by written notice to the Company to each of the individuals set forth on Exhibit B, and such termination shall be without liability of any party to any other party except as provided in Section 8 hereof and except that, in the case of any termination of this Agreement, Sections 5, 10, 11, 12 and 19 hereof shall survive such termination and remain in full force and effect.

SECTION 10. Indemnification.

(a) Indemnification by the Company and the OP. Each of the Company and the OP agrees, jointly and severally, to indemnify and hold harmless JonesTrading and its affiliates and each person, if any, who controls JonesTrading within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act:

(i) against any and all losses, claims, damages, liabilities or expenses whatsoever (“Losses”), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment to the Registration Statement, any preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein (other than with respect to the Registration Statement and any amendment thereto, in light of the circumstances under which they were made) or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all Losses, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 10(d) below) any such settlement is effected with the written consent of the Company; and

(iii) against the expenses whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by JonesTrading), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Agent Content.

(b) Indemnification by JonesTrading. JonesTrading agrees to indemnify and hold harmless each of the Company and the OP and each of the Company’s directors and each of the Company’s officers who signed the Registration Statement, each person who controls the Company and the OP within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of the Company and the OP within the meaning of Rule 405 to the same extent as the foregoing indemnity from the Company and the OP to JonesTrading, but only with reference to written information relating to JonesTrading furnished to the Company by or on behalf of JonesTrading specifically for inclusion in the documents referred to in the foregoing indemnity. The Company acknowledges that the legal name of JonesTrading as set forth under the caption “Plan of Distribution” beginning on page S-6 of the Prospectus Supplement constitutes the only information furnished in writing by or on behalf of JonesTrading for inclusion in the Prospectus (collectively, the “Agent Content”).

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected as follows: counsel to JonesTrading and each person, if any, who controls JonesTrading within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by JonesTrading; and counsel to the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for JonesTrading and each person, if any, who controls JonesTrading within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 10 or Section 10(d) hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel (as specified in Section 10 of this Agreement), such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 10(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party (as specified in Section 10 of this Agreement) in accordance with such request prior to the date of such settlement.

(e) Contribution. If the indemnification provided for in paragraph (a) or (b) of this Section 10 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any Losses, then each indemnifying party shall contribute to the aggregate amount of such Losses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the OP on the one hand and JonesTrading on the other hand from the offering of the Securities pursuant to this Agreement, provided, however, that in no case shall JonesTrading be responsible for any amount in excess of the discount or commission applicable to the Securities distributed by JonesTrading hereunder or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the OP on the one hand and of JonesTrading on the other hand in connection with the statements or omissions. The relative benefits received by the Company and the OP on the one hand and JonesTrading on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total commissions received by JonesTrading, bear to the aggregate public offering price of the Securities. The relative fault of the Company and the OP on the one hand and JonesTrading on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the OP or by JonesTrading and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the OP and JonesTrading agree that it would not be just and equitable if contribution pursuant to this Section 10(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of Losses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10(e), each person, if any, who controls JonesTrading within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as JonesTrading, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the OP within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company and the OP.

SECTION 11. Representations and Indemnities to Survive Delivery. The respective agreements, representations, warranties, indemnities and other statements of the Company and the OP or any officer or representative of any of the Company and the OP and of JonesTrading set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of JonesTrading or any controlling person of JonesTrading referred to in Section 10 hereof, or by or on behalf of the Company, the OP or any of their respective officers, directors, employees, agents or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the Securities.

SECTION 12. Termination of Agreement.

(a) Termination; General. JonesTrading may terminate this Agreement, by written notice to the Company, as hereinafter specified at any time (i) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the OP and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of JonesTrading, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Placement Securities has been suspended or materially limited by the Commission or the Nasdaq Capital Market, or if trading generally on the Nasdaq Capital Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

(b) Termination by the Company. Subject to Section 12(f) hereof, the Company shall have the right to terminate this Agreement in its sole discretion at any time after the date of this Agreement.

(c) Termination by JonesTrading. Subject to Section 12(f) hereof, JonesTrading shall have the right to terminate this Agreement in its sole discretion at any time after the date of this Agreement.

(d) Automatic Termination. Unless earlier terminated pursuant to this Section 12, this Agreement shall automatically terminate upon the issuance and sale of Placement Securities through JonesTrading or other financial institutions on the terms and subject to the conditions set forth herein with such other institutions with an aggregate sale price equal to the Maximum Amount.

(e) Continued Force and Effect. This Agreement shall remain in full force and effect unless terminated pursuant to Sections 12(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties.

(f) Effectiveness of Termination. Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by JonesTrading or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Securities, such Placement Securities shall settle in accordance with the provisions of this Agreement.

(g) Liabilities. If this Agreement is terminated pursuant to this Section 12, such termination shall be without liability of any party to any other party except as provided in Section 8 hereof, and except that, in the case of any termination of this Agreement, Section 5, Section 10, Section 10(d), Section 11 and Section 19 hereof shall survive such termination and remain in full force and effect.

SECTION 13. Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication to the parties hereto as follows (or, as to each party, at such other address as shall be designated by such party in a written notice complying as to delivery with the terms of this paragraph):

(a)	If to JonesTrading:

JonesTrading Institutional Services LLC

265 Franklin Street

18th Floor

Boston, MA 02110

Attention:     Bryan Turley

With a copy to:

Hunton & Williams LLP

Riverfront Plaza, East Tower

951 East Byrd Street

Richmond, Virginia 23219

Attention:     James V. Davidson, Esq.

(b)	If to the Company or the OP:

Wheeler Real Estate Investment Trust, Inc.

Riversedge North, 2529 Virginia Beach Blvd.

Virginia Beach, VA 23452

Attention:     Wilkes Graham

With a copy to:

Haneberg Hurlbert PLC

310 Granite Avenue

Richmond, Virginia 23226

Telecopy No.: (804) 814-2209

Attention:     Bradley Haneberg, Esq.

SECTION 14. Parties. This Agreement shall inure to the benefit of and be binding upon JonesTrading, the Company, the OP and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than JonesTrading, the Company, the OP and their respective successors and the controlling persons and officers, directors, employees or agents referred to in Section 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of JonesTrading, the Company, the OP and their respective successors, and said controlling persons and officers, directors, employees or affiliates and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities through or from JonesTrading shall be deemed to be a successor by reason merely of such purchase.

SECTION 15. Adjustments for Stock Splits. The parties acknowledge and agree that all stock-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Securities.

SECTION 16. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 17. Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 18. Permitted Free Writing Prospectuses. Each of the Company and the OP represents and warrants that it has not made, and each of the Company and the OP agrees that unless it obtains the prior consent of JonesTrading and JonesTrading agrees that unless it obtains the prior written of the Company, it will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission other than the Issuer Free Writing Prospectuses, if any, identified on Exhibit F hereto. Each of the Issuer Free Writing Prospectuses, if any, identified on Exhibit F hereto and free writing prospectuses, if any, consented to by the Company and JonesTrading is referred to herein as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit F hereto are Permitted Free Writing Prospectuses.

SECTION 19. Absence of a Fiduciary Relationship. Each of the Company and the OP acknowledges and agrees that:

(a) JonesTrading is acting solely as agent and/or principal in connection with the public offering of the Securities and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship among the Company, the OP or any of their respective affiliates, stockholders (or other equity holders), creditors or employees or any other party, on the one hand, and JonesTrading, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not JonesTrading has advised or is advising the Company and/or the OP on other matters, and JonesTrading has no obligation to the Company or the OP with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b) the public offering price of any Securities sold pursuant to this Agreement will not be established by JonesTrading;

(c) it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d) JonesTrading has not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(e) it is aware that JonesTrading and its respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the OP and JonesTrading has no obligation to disclose such interests and transactions to the Company or the OP by virtue of any advisory or agency relationship or otherwise, except as required by applicable law; and

(f) it waives, to the fullest extent permitted by law, any claims it may have against JonesTrading for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Securities under this Agreement and agrees that JonesTrading shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, the OP, employees or creditors of the Company or the OP.

[Signature Page Follows.]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among JonesTrading, the OP and the Company in accordance with its terms.

Very truly yours,

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By	/s/ Jon S. Wheeler
Name: Jon S. Wheeler
Title: Chairman/CEO

WHEELER REIT, L.P.

By:	Wheeler Real Estate Investment Trust, Inc.,
its general partner

	By	/s/ Jon S. Wheeler
Name: Jon S. Wheeler
Title: Chairman/CEO

CONFIRMED AND ACCEPTED, as of

the date first above written:

JONESTRADING INSTITUTIONAL SERVICES LLC

By	/s/ Trent McNair
Authorized Signatory

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